                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                ---------------



                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 8, 1999
                                                  ----------------



                      BAY VIEW SECURITIZATION CORPORATION
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            (Exact name of registrant as specified in its charter)




  Delaware                     333-16233                        93-1225376
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(State or other          (Commission File Number)              (IRS Employer
jurisdiction of                                                Identification
incorporation)                                                 No.)



c/o Bay View Bank, 1840 Gateway Drive, San Mateo, California       94404
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(Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code (650) 312-7396
                                                          --------------


                                      N/A
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        (Former name or former address, if changed since last report.)

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Item 5.   Other Events.

Filing of Computational Materials.
---------------------------------

     Bay View Securitization Corporation (the "Registrant") has filed with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act of 1933, as amended, on Form S-3 (the "Registration Statement") which was declared effective by the Commission on January 21, 1997. A prospectus supplement entitled Bay View 1999-LG-1 Auto Trust (the "Prospectus Supplement"), will be used in connection with the Registrant's issuance, through a trust, of a series of certificates, entitled Bay View 1999-LG-1 Auto Trust Class A, Class I and Class IC Certificates (the "Certificates"). The Certificates will represent in the aggregate the entire beneficial ownership in the Bay View 1999-LG-1 Auto Trust consisting primarily of a segregated pool of new and used automobile, light truck, motorcycle, recreational vehicle, sport utility vehicle, vans or van conversion loans having terms to maturity ranging from 12 months to 84 months.

     PaineWebber Incorporated and Morgan Stanley & Co. Incorporated (the "Underwriters") have advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain information, herein referred to as "Computational Materials" in written form (copies of which are attached hereto as Exhibits 99.1, 99.2 and 99.3), which includes a description of the securities to be offered, the name of the issuer, the size of the offering, the number of classes, seniority and order of payment. The Computational Materials also include data tables and term sheet information relating to the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

     The Computational Materials have been provided by the Underwriters and were prepared by the Underwriter at the request of certain prospective investors.
The information in the Computational Materials is preliminary and will be superseded by the final Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Filing of MBIA Insurance Corporation and Subsidiaries Financial Statements and
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Consent of Experts.
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     The Financial Statements of MBIA Insurance Corporation and Subsidiaries as
of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998 that are included in the Prospectus Supplement have been audited by PricewaterhouseCoopers, L.L.P. The consent of PricewaterhouseCoopers, L.L.P. to the inclusion of their audit report on such financial statements in the Prospectus Supplement and to being named as "Experts" in the Prospectus Supplement for the Bay View 1999-LG-1 Auto Trust is attached hereto as Exhibit 24.

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Item 7.   Financial Statements and Exhibits.

   Exhibit
   Number                                  Description
   -------     -----------------------------------------------------------------

   24 Consent of PricewaterhouseCoopers, L.L.P. to the inclusion of their audit report on the financial statements of MBIA Insurance Corporation and Subsidiaries in the Prospectus Supplement for the BVSC 1999-LG-1 Auto Trust and to being named as "experts" in the Prospectus Supplement for the BVSC 1999-LG-1 Auto Trust

   99.1 Computational Materials (as defined in Item 5) that have been provided by PaineWebber Incorporated to certain prospective purchasers of the Certificates (as defined in Item 5).

   99.2 Computational Materials (as defined in Item 5) that have been provided by Morgan Stanley & Co. Incorporated to certain prospective purchasers of the Certificates (as defined in Item
               5).

   99.3 Computational Materials (as defined in Item 5) that have been provided by PaineWebber Incorporated to certain prospective purchasers of the Certificates (as defined in Item 5).

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf of Bay View Securitization Corporation by the undersigned hereunto duly authorized.


                                   BAY VIEW 1999-LG-1 AUTO TRUST
                                   BAY VIEW SECURITIZATION CORPORATION
                                   ORIGINATOR OF TRUST



Date: December 10, 1999            By: /s/ Robert J. Flax
                                       --------------------------------
                                       Robert J. Flax
                                       Secretary

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